EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q (the “Report”) of Silicon Mountain Holdings, Inc. (the “Company”) for the quarter ended June 30, 2009, the undersigned Rudolph (Tre) A. Cates III, the Chief Executive Officer and Principal Financial Officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds knowledge and belief:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2009	/s/ Rudolph (Tre) A. Cates III
Rudolph (Tre) A. Cates III
President, Chief Executive Officer, Principal Financial Officer, Secretary and Director